                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]    Preliminary Proxy Statement          [ ] Confidential, for Use of the
                                                Commission Only (as
[ ]    Definitive Proxy Statement               by Rule 14a-6(e)(2))
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to
         Section 240.14a-11(c) or
         Section 240.14a-12

                        SMITH-GARDNER & ASSOCIATES, INC.
        -----------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------

         (5) Total fee paid:

             -------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

                  --------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

         (3)      Filing Party:

                  --------------------------------------------------------------

         (4)      Date Filed:

                  --------------------------------------------------------------

                        SMITH-GARDNER & ASSOCIATES, INC.
                           1615 SOUTH CONGRESS AVENUE
                        DELRAY BEACH, FLORIDA 33445-6368

Dear Shareholder:                                               October 11, 2000

         You are cordially invited to attend the Company's Special Meeting of Shareholders to be held on Friday, November 10, 2000 at 9:00 A.M., local time, at the Embassy Suites, 661 Northwest 53rd Street, Boca Raton, Florida 33487.

         The formal Notice of Special Meeting and the accompanying Proxy Statement sets forth the proposal for your consideration at the Special Meeting of Shareholders to approve an amendment to the Company's Amended and Restated Articles of Incorporation to change the name of the Company to "Ecometry Corporation". Please take the time to read carefully the proposal for shareholder action described in the proxy materials.

         We look forward to greeting personally those of you who are able to be present at the meeting. However, it is important that your shares be represented, whether or not you are able to be with us at the meeting. Accordingly, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY, AT YOUR EARLIEST CONVENIENCE, IN THE ENVELOPE PROVIDED FOR YOUR USE.

         Thank you for your cooperation.

                                              Very truly yours,



                                              Gary G. Hegna
                                              CHAIRMAN OF THE BOARD AND
                                              CHIEF EXECUTIVE OFFICER

                        SMITH-GARDNER & ASSOCIATES, INC.
                           1615 SOUTH CONGRESS AVENUE
                        DELRAY BEACH, FLORIDA 33445-6368

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 10, 2000

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of SMITH-GARDNER & ASSOCIATES, INC. (the "Company") will be held on Friday, November 10, 2000 at 9:00 A.M., local time, at the Embassy Suites, 661 Northwest 53rd Street, Boca Raton, Florida for the following purposes:

         (1) To consider and vote upon a proposal to approve an amendment to the Company's Amended and Restated Articles of Incorporation to change the name of the Company to "Ecometry Corporation"; and

         (2) To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         Only shareholders of record at the close of business on October 9, 2000 will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

         All shareholders are cordially invited to attend the Special Meeting in person. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, EACH SHAREHOLDER IS URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. No postage is required if the proxy is mailed in the United States. Shareholders who attend the Special Meeting may revoke their proxy and vote their shares in person.

                                          By order of the Board of Directors,


                                          Martin K. Weinbaum
                                          SECRETARY

Delray Beach, Florida
October 11, 2000

              PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                        SMITH-GARDNER & ASSOCIATES, INC.
                           1615 SOUTH CONGRESS AVENUE
                        DELRAY BEACH, FLORIDA 33445-6368

                     ---------------------------------------

                                 PROXY STATEMENT

                     ---------------------------------------

GENERAL

         This Proxy Statement is furnished to the holders of common stock, par value $.01 per share (the "Common Stock"), of Smith-Gardner & Associates, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Special Meeting of Shareholders (the "Special Meeting"), or at any adjournment thereof, pursuant to the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held on Friday, November 10, 2000 at 9:00 A.M., local time, at the Embassy Suites, 661 Northwest 53rd Street, Boca Raton, Florida 33487. This Proxy Statement, the Notice of Special Meeting and the proxy cards were mailed to shareholders of the Company on or about October 11, 2000.

         It is proposed that at the Special Meeting the Company's Amended and Restated Articles of Incorporation will be amended to change the Company's name to "Ecometry Corporation" (the "Corporate Name Change"). Management currently is not aware of any other matters which will come before the Special Meeting. If any other matters properly come before the Special Meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.

         Proxies for use at the Special Meeting are being solicited by the Board of Directors of the Company. Proxies will be solicited chiefly by mail; however, certain officers, directors, employees and agents of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telephone, telegram or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of our Common Stock.

REVOCABILITY AND VOTING OF PROXY

         A form of proxy for use at the Special Meeting and a return envelope for the proxy are enclosed. Shares of Common Stock represented by properly executed proxies which are received by the Company prior to the Special Meeting will be voted in accordance with the instructions specified in such proxies. If no specifications are given, the proxies intend to vote the shares represented thereby "for" the Corporate Name Change and in accordance with their best judgment on any other matters which may properly come before the Special Meeting. Shareholders may revoke the authority granted by their execution of a proxy at any time prior to the effective exercise of the powers conferred by that proxy, by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Special Meeting.

RECORD DATE AND VOTING RIGHTS

         Only shareholders of record at the close of business on October 9, 2000 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. On the Record Date, there were __________ shares of Common Stock outstanding, each of which is entitled to one vote upon each of the matters to be presented at the Special Meeting. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum at the Special Meeting. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted with respect to the specific matter being voted upon. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Abstentions from voting as to any proposal will be counted for the purpose of determining the presence or absence of a quorum and will be considered present and entitled to vote with respect to the specific matter being voted upon.

         The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting is required for the approval and adoption of the Corporate Name Change. An independent inspector shall count the votes and ballots. Broker non-votes will have no effect on any of the proposals brought to a vote at the Special Meeting. Abstentions from voting on any of the proposals brought to a vote at the Special Meeting will have the effect of votes against the specific matter being voted upon. If less than a majority of the outstanding shares of Common Stock are represented at the Special Meeting, a majority of the shares so represented may adjourn the Special Meeting from time to time without further notice.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of October 2, 2000 regarding the beneficial ownership of Common Stock by (i) each shareholder known to the Company to beneficially own more than five percent (5%) of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer and the Company's four most highly compensated executive officers (other than the Chief Executive Officer) who were serving as executive officers at the end of the last completed fiscal year, and (iv) all directors and executive officers as a group. The percentage of beneficial ownership for each person or entity in the table is based on 12,424,955 shares of Common Stock outstanding as of October 2, 2000, including for each person or entity any shares of Common Stock which may be acquired by such person or entity within 60 days upon exercise of outstanding options, warrants or other rights to acquire shares of Common Stock.



                                                                                    Shares Beneficially Owned
                                                                                -----------------------------------
Name and Address of Beneficial Owner (1)                                         Number                     Percent
------------------------------------                                             ------                     -------
Allan J. Gardner..............................................                  2,175,000                     17.5%

Wilburn W. Smith..............................................                  2,150,000                     17.3%

Gary G. Hegna (2).............................................                    498,120                      3.9%

Martin K. Weinbaum (3)........................................                     42,145                         *

Sharon Gardner (4)............................................                     80,323                         *

James J. Felcyn, Jr. (5)......................................                      3,750                         *

Francis H. Zenie (6)..........................................                      3,750                         *

Robert C. Kneip ..............................................                          0                         *

DB Alex. Brown LLC (7)........................................                  1,205,836                      9.7%

Taunus Corporation (7)........................................                  1,205,836                      9.7%

All directors and executive officers as a
   group (11 persons) (8)                                                       5,006,301                     38.2%

------------------------------

*        Less than 1% of outstanding shares.

(1) Unless otherwise indicated, the address of each of the parties listed is 1615 South Congress Avenue, Delray Beach, Florida 33445-6368.

(2) Consists of 494,120 shares of Common Stock subject to options which are or become exercisable prior to December 1, 2000.

(3) Consists of 42,145 shares of Common Stock subject to options which are or become exercisable prior to December 1, 2000.

(4) Includes 80,323 shares of Common Stock subject to options which are or become exercisable prior to December 1, 2000.

(5) Consists of 3,750 shares of Common Stock subject to options which are or become exercisable prior to December 1, 2000.

(6) Consists of 3,750 shares of Common Stock subject to options which are or become exercisable prior to December 1, 2000.

(7) According to a Schedule 13G filed by DB Alex. Brown LLC and Taunus Corporation, as the parent holding company of DB Alex. Brown LLC, on February 11, 2000. The Schedule 13G indicates that each reporting entity may be deemed to beneficially own the same 1,205,836 shares of Common Stock, and that Taunus Corporation disclaims ownership of all such shares of Common Stock. According to the Schedule 13G, the principal place of business of DB Alex. Brown LLC is 130 Liberty Street, New York, New York 10006, and the principal place of business of Taunus Corporation is 31 West 52nd Street, New York, New York 10019.

(8) Includes 677,301 shares of Common Stock subject to options which are or become exercisable prior to December 1, 2000.





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
                                 PROPOSAL NO. 1

                        APPROVAL OF CORPORATE NAME CHANGE

         At the Special Meeting, holders of shares of Common Stock will be asked to consider and vote upon a proposal to change the name of the Company from "Smith-Gardner & Associates, Inc." to "Ecometry Corporation", by means of an amendment to the Company's Amended and Restated Articles of Incorporation. The Board of Directors has adopted resolutions approving the Corporate Name Change and recommending that the Corporate Name Change be submitted to the shareholders for their approval at the Special Meeting. If the proposed amendment to the Amended and Restated Articles of Incorporation is approved by the requisite number of shares of Common Stock entitled to vote at the Special Meeting, the Corporate Name Change and the proposed amendment to the Company's Amended and Restated Articles of Incorporation will become effective upon the filing of the Articles of Amendment to the Amended and Restated Articles of Incorporation, a form of which is attached hereto as Annex A, with the Secretary of State of Florida, which is expected to occur shortly after shareholder approval.

         In April, the Company launched its new Ecometry suite of applications which allows multi-channel retailers to combine data from various sources including web sites, retail locations, catalog sales, e-mails and call centers. Changing the Company's name to Ecometry Corporation supports its transition from a provider of catalog software to a Customer Lifecycle Management software company for the multi-channel retail market while also creating a brand recognition for its Ecometry products.

         The Board of Directors believes that the Corporate Name Change, and accordingly, the proposed amendment, are in the best interest of the Company and its shareholders and recommends that the shareholders approve the Corporate Name Change and the proposed amendment of the Company's Amended and Restated Articles of Incorporation.

VOTE REQUIRED AND BOARD RECOMMENDATION

         The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting is required for approval of the Corporate Name Change and the proposed amendment to the Amended and Restated Articles of Incorporation.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE CORPORATE NAME CHANGE AND THE RELATED AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                              SHAREHOLDER PROPOSALS

         All shareholder proposals which are intended to be presented at the Annual Meeting of Shareholders of the Company to be held in 2001 must be received by the Company no later than November 30, 2000 for inclusion in the proxy statement and form of proxy relating to that meeting. It is suggested that proponents submit their proposals by certified mail, return receipt requested. No shareholder proposals were received for inclusion in this Proxy Statement.

         If a shareholder does not seek to have a proposal included in the proxy statement, but nevertheless wishes to present a proper proposal at the Annual Meeting of Shareholders of the Company to be held in 2001, and the proposal is received by the Company on or before February 28, 2001, the Company will provide information in the proxy statement relating to that annual meeting as to the nature of the proposal and how persons named in the proxy solicited by the Board of Directors intend to exercise their discretion to vote on the proposal.

                                 OTHER BUSINESS

         The Board knows of no other business to be acted upon at the Special Meeting. However, if any other business properly comes before the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment. The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Special Meeting, please sign the proxy and return it in the enclosed envelope.

          By order of the Board of Directors,

                                           Martin K. Weinbaum
                                           SECRETARY


                                           October 11, 2000

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY SHAREHOLDER REQUESTING IT IN WRITING FROM: SMITH-GARDNER & ASSOCIATES, INC., ATTENTION: MARTIN K. WEINBAUM, SECRETARY, 1615 SOUTH CONGRESS AVENUE, DELRAY BEACH, FLORIDA 33445-6368.

                                                                         ANNEX A
                                                           Articles of Amendment



                              ARTICLES OF AMENDMENT
                                     TO THE
                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                        SMITH-GARDNER & ASSOCIATES, INC.

         Pursuant to Section 607.1006 of the Florida Business Corporation Act, the undersigned President of Smith-Gardner & Associates, Inc., a Florida corporation (the "Corporation"), hereby executes and submits for filing with the Department of State, State of Florida these Articles of Amendment to the Articles of Incorporation, as amended, of the Corporation to read as follows:

                                 ARTICLE I- NAME

         The name of this corporation is ECOMETRY CORPORATION.

         Except as hereby amended, the Amended and Restated Articles of Incorporation of the Corporation shall remain the same.

         This Amendment shall be effective upon its filing with the Florida Department of State.

         The foregoing amendment was adopted by the Board of Directors of the Corporation at a Board of Directors Meeting held on September 14, 2000 and by a majority of the Shareholders of the Common Stock of the Corporation at a Special Meeting of Shareholders held on November 10, 2000. Therefore, the number of votes cast for the amendment was sufficient for approval.

         IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment as of this _____ day of November, 2000.



                                         SMITH-GARDNER & ASSOCIATES, INC.



                                         By: /s/ John Marrah
                                             -----------------------------------
                                             John Marrah
                                             President

                        SMITH-GARDNER & ASSOCIATES, INC.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 10, 2000.

         Gary G. Hegna and Martin K. Weinbaum, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of Common Stock of Smith-Gardner & Associates, Inc. (the "Company") held of record by the undersigned on October 9, 2000, at the Special Meeting of Shareholders to be held at 9:00 a.m. on Friday, November 10, 2000, at the Embassy Suites, 661 Northwest 53rd Street, Boca Raton, Florida 33487 and any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" PROPOSAL NO. 1.

1. Approval and Adoption of an amendment to the Company's Amended and Restated Articles of Incorporation to change the name of the Company to "Ecometry Corporation".

         [   ]    FOR

         [   ]    AGAINST

         [   ]    ABSTAIN

2. Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

         IMPORTANT: PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. EACH JOINT OWNER SHALL SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE FULL TITLE AS SUCH. IF SIGNOR IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: _________________ , 2000

                                              -------------------------------
                                              Signature


                                              -------------------------------
                                              Signature if held jointly


         THE ABOVE-SIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT FURNISHED THEREWITH. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.